UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 20, 2009

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360-2362 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

This Amendment No. 1 to Form 8-K amends and qualifies the information contained in Item 2.02 of the Current Report on Form 8-K dated January 20, 2009 (the “Original Filing”). Other than as set forth in this Amendment, the information contained in the Original Filing remains unchanged.

Item 2.02	Results of Operations and Financial Condition
On January 22, 2009, Teledyne Technologies Incorporated issued a press release with respect to its fourth quarter 2008 and full year 2008 financial results (the “Earnings Release”). The information in that press release is amended and qualified by the information set forth herein. The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.
2008 Subsequent Event — Voluntary Product Recall and Replacement Program
On February 12, 2009, Teledyne Technologies Incorporated through its subsidiary, Teledyne Continental Motors, Inc., issued a voluntary product recall of certain aircraft piston engine cylinders produced since November 2007. The total cost of the recall program is approximately $18.0 million to cover estimated costs related to the recall and replacement of affected cylinders. The company learned about the cylinder production matter after the issuance of the Earnings Release but prior to the filing of our 2008 Annual Report on Form 10-K. In accordance with Generally Accepted Accounting Principles, we recognized this subsequent event in our 2008 fiscal year results since it related to conditions that existed at the balance sheet date of December 28, 2008. Of the total $18.0 million charge, $15.8 million is related to the costs associated with the return and replacement of product and $1.4 million is related to the disposal and write-off of inventory and have been recorded as cost of sales; and $0.8 million is related to estimated customer returns and has been recorded as a reduction to sales. The recall and replacement program is expected to be completed by year end 2009. The financial statements included in the Earnings Release have been revised to reflect the impact of this subsequent event.
The following changes to the Earnings Release were made to reflect the subsequent event:
Fourth Quarter 2008
•	Aerospace Engines and Components segment Net Sales $30.3 million, changed from $31.1 million

•	Aerospace Engines and Components segment Operating Loss $20.8 million, changed from operating loss of $2.8 million

•	Total Net Income $19.9 million, changed from $30.8 million

•	Diluted Earnings Per Share $0.54, changed from $0.84
Total Year 2008
•	Aerospace Engines and Components segment Net Sales $171.0 million, changed from $171.8 million

•	Aerospace Engines and Components segment Operating Loss $9.7 million, changed from operating income of $8.3 million

•	Total Net Income $111.3 million, changed from $122.2 million

•	Diluted Earnings Per Share $3.05, changed from $3.35
The following tables reflect the revised fourth quarter and full year 2008 results.

TELEDYNE TECHNOLOGIES INCORPORATED
CONSOLIDATED STATEMENTS OF INCOME
FOR THE FOURTH QUARTER AND FISCAL YEAR ENDED
DECEMBER 28, 2008 AND DECEMBER 30, 2007
(Unaudited — In millions, except per share amounts)

	Fourth	Fourth	Total	Total
	Quarter	Quarter	Year	Year
	2008	2007	2008	2007
Net sales	$464.8	$427.5	$1,893.0	$1,622.3
Costs and expenses
Cost of sales	344.8	304.6	1,339.5	1,136.4
Selling, general and administrative expenses	86.5	81.1	364.6	323.6

Total costs and expenses	431.3	385.7	1,704.1	1,460.0

Income before other income and (expense) and taxes	33.5	41.8	188.9	162.3
Other income	0.2	1.5	0.6	2.9
Minority interest	(0.4)	(0.9)	(2.3)	(3.4)
Interest expense, net	(2.9)	(2.4)	(10.9)	(12.5)

Income before income taxes	30.4	40.0	176.3	149.3
Provision for income taxes (a)	10.5	13.4	65.0	50.8

Net income	$19.9	$26.6	$111.3	$98.5

Diluted earnings per common share	$0.54	$0.73	$3.05	$2.72

Weighted average diluted common shares outstanding	36.6	36.4	36.5	36.2

(a)	Fiscal year 2008 includes income tax credits of $2.5 million of which $1.2 million was recorded in the fourth quarter of 2008. Fiscal year 2008 also reflects the reversal of $0.8 million in income tax contingency reserves which were determined to be no longer needed due to the expiration of applicable statutes of limitations. Fiscal year 2007 includes income tax credits of $4.4 million of which $0.4 million was recorded in the fourth quarter of 2007. Fiscal year 2007 also reflects the reversal of $1.1 million in income tax contingency reserves which were determined to be no longer needed due to the completion of state tax audits and the expiration of applicable statutes of limitations, of which $0.1 million was recorded in the fourth quarter of 2007.

TELEDYNE TECHNOLOGIES INCORPORATED
SUMMARY OF SEGMENT NET SALES AND OPERATING PROFIT
FOR THE FOURTH QUARTER AND FISCAL YEAR ENDED
DECEMBER 28, 2008 AND DECEMBER 30, 2007
(Unaudited — In millions)

	Fourth	Fourth		Total	Total
	Quarter	Quarter		Year	Year
	2008	2007	% Change	2008	2007	% Change
Net sales:
Electronics and Communications	$328.7	$283.5	15.9%	$1,276.6	$1,071.6	19.1%
Engineered Systems	84.1	78.3	7.4%	361.2	301.7	19.7%
Aerospace Engines and Components	30.3	42.1	(28.0)%	171.0	180.7	(5.4)%
Energy and Power Systems	21.7	23.6	(8.1)%	84.2	68.3	23.3%

Total sales	$464.8	$427.5	8.7%	$1,893.0	$1,622.3	16.7%

Operating profit (loss) and other segment income:
Electronics and Communications	$49.7	$38.7	28.4%	$183.0	$143.2	27.8%
Engineered Systems	7.6	7.1	7.0%	35.0	26.2	33.6%
Aerospace Engines and Components	(20.8)	3.0	* %	(9.7)	19.2	* %
Energy and Power Systems	3.0	3.0	—%	10.2	6.3	61.9%

Segment operating profit and other segment income	39.5	$51.8	(23.7)%	218.5	$194.9	12.1%
Corporate expense	(6.0)	(10.0)	(40.0)%	(29.6)	(32.6)	(9.2)%
Other income, net	0.2	1.5	(86.7)%	0.6	2.9	(79.3)%
Minority interest	(0.4)	(0.9)	(55.6)%	(2.3)	(3.4)	(32.4)%
Interest expense, net	(2.9)	(2.4)	20.8%	(10.9)	(12.5)	(12.8)%

Income before income taxes	30.4	40.0	(24.0)%	176.3	149.3	18.1%
Provision for income taxes (a)	10.5	13.4	(21.6)%	65.0	50.8	28.0%

Net income	$19.9	$26.6	(25.2)%	$111.3	$98.5	13.0%

(a)	Fiscal year 2008 includes income tax credits of $2.5 million of which $1.2 million was recorded in the fourth quarter of 2008. Fiscal year 2008 also reflects the reversal of $0.8 million in income tax contingency reserves which were determined to be no longer needed due to the expiration of applicable statutes of limitations. Fiscal year 2007 includes income tax credits of $4.4 million of which $0.4 million was recorded in the fourth quarter of 2007. Fiscal year 2007 also reflects the reversal of $1.1 million in income tax contingency reserves which were determined to be no longer needed due to the completion of state tax audits and the expiration of applicable statutes of limitations, of which $0.1 million was recorded in the fourth quarter of 2007.

* not meaningful

TELEDYNE TECHNOLOGIES INCORPORATED
CONSOLIDATED CONDENSED BALANCE SHEETS AS OF
DECEMBER 28, 2008 AND DECEMBER 30, 2007
(Current period unaudited — In millions)

	December 28,	December 30,
	2008	2007
ASSETS
Cash and cash equivalents	$20.4	$13.4
Accounts receivable, net	281.4	241.1
Inventories, net	207.0	174.6
Deferred income taxes, net	42.6	34.5
Prepaid expenses and other current assets	41.6	13.1

Total current assets	593.0	476.7
Property, plant and equipment, net	202.6	177.2
Deferred income taxes, net	89.2	56.9
Goodwill and acquired intangible assets, net	619.5	413.3
Other assets, net	30.2	35.3

Total Assets	$1,534.5	$1,159.4

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$108.2	$105.1
Accrued liabilities	202.4	157.1
Current portion of long-term debt and capital lease	1.1	0.8

Total current liabilities	311.7	263.0
Long-term debt and capital lease obligations	332.1	142.4
Other long-term liabilities	360.7	223.8

Total Liabilities	1,004.5	629.2
Total Stockholders’ Equity	530.0	530.2

Total Liabilities and Stockholders’ Equity	$1,534.5	$1,159.4

This Form 8-K/A contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, relating to the voluntary recall. Actual results could differ materially from these forward-looking statements, as cylinder replacements proceed. Additional information concerning factors that could cause actual results to differ materially from those projected in the forward-looking statements is contained in Teledyne Technologies’ periodic filings with the Securities and Exchange Commission, including its 2007 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The company assumes no duty to update forward-looking statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated February 25, 2009